Exhibit 99.1

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Robert W. Baird & Co.

Industrial Conference

November 8, 2005

Forward-looking statement

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  They include, for example, statements about our business outlook, assessment of market conditions, projected strategies, future plans, future sales, expectations about price levels for our major products and our major suppliers, predictions concerning inventory levels, capital spending and tax rates.  These forward-looking statements are not guarantees of future performance.  They are based on management’s expectations and assumptions that we believe are reasonable at the current time but involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Company Management

• Cal Jenness	Senior Vice President and Chief Financial Officer

• Ken Saito	President
Oregon Cutting Systems

• Jake VanderZanden	President
ICS

Company Overview

		Blount International

		LTM Sales (mm):	$750
		LTM EBITDA (mm)	$136
		Margin	18. 2%

Outdoor Products Group (“OPG”)		Industrial Power & Equipment Group (“IPEG”)		Lawnmower

LTM Sales (mm):	$448	LTM Sales (mm):	$247	LTM Sales (mm):	$55
LTM EBITDA (mm):	$117	LTM EBITDA (mm):	$28	LTM EBITDA (mm):	$4
Margin	26.0%	Margin	11.3%	Margin	6.9%

• Oregon Cutting Systems – Saw chain, bar & accessories, outdoor equipment parts • ICS – Diamond cutting chain and saws for concrete industry		• Forestry & Industrial Equipment – Timber harvesting equipment • Gear Products – Rotational bearings, gear components		• Dixon – ZTR® riding lawnmowers

LTM Revenues	LTM EBITDA

[CHART]	[CHART]

Note: Segment EBITDA figures exclude corporate expenses.

Operating From a Strong Position

•                  Leading Market Positions

•                  Global leader in chainsaw chain & guide bars (estimated market shares of 60% as of 2004)

•                  Leading (#2) distributor of timber harvesting equipment in North America

•                  Attractive “Razor-Blade” Business Model of OPG Segment

•                  Replacement sales comprise 73% of segment’s business

•                  High margin recurring revenue stream

•                  Strong Growth Potential

•                  Earnings leverage with improved capital structure

•                  International expansion through existing footprint and Caterpillar alliance

•                  New product initiatives

•                  Bolt-on acquisitions

•                  Historical low-cost producer positioned for further margin improvements (e.g. China facility)

•                  Channel Breadth and Strong Customer Relationships

•                  Strong long-term relationships with both OEM’s and distributor/dealer channels

•                  Experienced Management Team

•                  An average of over 25 years of industry experience

Oregon Cutting Systems (OCS)

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•                  OCS is the market leader in cutting attachments for chainsaws, lawnmowers and related products.

•                  OCS is specialized in global, precision manufacturing of high volumes of small metal parts.

•                  OCS serves a wide array of customers ranging from professional loggers and arborists, pulpwood cutters and maintenance crews, to homeowners and landscapers around the world.

Oregon Cutting Systems
World Class Products and Distribution

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•                  Brand image - OREGON®

•                  Strong market share position

•                  Significant recurring revenue

•                  73% of sales for replacement market

•                  Long-term relationships with customers/Broad distribution base

•                  OEM’s, mass merchants, distributors

•                  Global company

•                  Seven international sales offices

•                  Six plants :  US (3), Canada, Brazil, China

•                  61% of sales to international markets

•                  Diversified engineering capabilities

•                  Focus on Total Quality/Cost Reduction

•                  Trained and experienced non-union workforce

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Business Drivers

•                  Residential & industrial construction

•                  Repair & remodeling

•                  Demand for pulp & paper

•                  Natural disasters

•                  Energy prices

•                  Firewood

•                  Disposable income

Market Leader *

Saw Chain Market	Guide Bar Market

[CHART]	[CHART]

*  Company Estimates

Broad Distribution *	Geographical Diversity *

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* As a percentage of 2004 sales

Significant competitive advantage as low-cost operator in industry

•                  Corporate culture focused on low cost manufacturing and high quality products

•                  20+ years of Total Quality Management

•                  Broke ground on new 110,000 square foot facility in Fuzhou, China on May 18, 2004

•                  Completed construction in early 2005

•                  ~ $16 million investment

•                  Chain/Bar/IPEG components

•                  Incremental operating income impact from China operations expected to be approximately $6.5 million (ten year avg.)

•                  China facility will focus on labor-intensive manufacturing processes and procurement of high quality, low cost materials for North American facilities

•                  Expanded low cost Brazil facility by 19,000 square feet, with additional capacity additions underway

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Focus on replacement market promotes earnings growth and stability

•                  Stable growth in worldwide chainsaw sales

•                  Installed base of approximately 60 million chainsaws (2004 data)

•                  Replacement sales provide Blount with consistent growth and higher margins

•                  Consumed rapidly and replaced frequently

•                  Non-cyclical and recession-resistant

•                  Generate higher margins than OEM sales

•                  Professional loggers estimated to change a saw chain on average once every 10 days

Worldwide Chainsaw Sales

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OPG Sales and EBITDA Margins

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What is ICS?

•                  Strategic Growth Initiative

•                  Key Product Lines

•                  Concrete Saws/Equip. (40% Sales)

$800-$3000 Price Points

•                  Diamond Segment Chain (60% Sales)

$200-$800 Price Points

•                  Markets/Users

•                  Construction

•                  Concrete & Stone Cutting

•                  Distribution

•                  Multiple Brand/OEM Channels

•                  40% International

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The best way to cut concrete™

The ICS Advantage

Conventional Methods	vs.	Diamond Chain Technology™
(Cut-Off Saws & Wall Saws)		• Square Corners with No Overcuts
• Deep Cuts (up to 24”)
[GRAPHIC]		• Portable with Tight Space Access
• Single Side Wall Access

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The Customer Opportunity

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Innovation is Our Engine

•                  Pioneering New Products

•                  Engineering Expertise

•                  Major New Saw Every 2 Years

•                  Hydraulic & Gas Powered Lines

•                  Future in Electric

•                  Strong Intellectual Property

•                  Multiple Patents & Trademarks

•                  Clear 3-5 Year Future Pipeline

•                  Building New Markets

•                  Product Concept Awareness

•                  Brand Marketing

•                  Educational Selling

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The ICS Opportunity

•                  Razor & Razor Blade Model

•                  Saw population development feeds avg. of 4 replacement chains/working saws per year

•                  Strong Revenue Growth

•                  LTM sales of $28 million

•                  3 Year 22% CAGR

•                  High Operating Margins

•                  30% EBITDA as % of sales

•                  Current Low Market Share

•                  ~ 3% of $1 Billion Space

•                  Target potential ~ 10-15%

Annual ICS Saw Sales

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Industrial & Power Equipment Group

Business Overview

•                  Prentice, Hydro-Ax, Timberking, Fabtek and CTR brand names

•                  Expanding international presence through Caterpillar alliance

•                  LTM sales and EBITDA of $247 million and $28 million, respectively

•                  Products primarily sold in Southeast U.S. Increasing outside of U.S., 14% for LTM

•                  #1 market position for approximately two-thirds of IPEG product sales

•                  Products distributed to equipment dealers and OEMs

•                  End-users include professional loggers, construction workers and utilities

•                  Operates 4 manufacturing facilities in the U.S.

Selected Products		Competitive Landscape

[GRAPHIC]	[GRAPHIC]	North America Forestry Equipment Market

Tractor Feller-Bunchers	Wheeled Feller-Bunchers	[CHART]

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Gears		Est. Market Size – $1.4 Bn

Source:  Company filings and estimates.

Industrial & Power Equipment

Sales
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[CHART]

Adjusted EBITDA and Margins
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IPEG has been repositioned for stability and growth

•                  IPEG manufactures purpose-built forestry equipment

•                  Lowered break-even point by over $50 million since 2000

•                  Developed and implemented strategy for international sales expansion

•                  Caterpillar marketing alliance

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4-Wheel Feller Buncher	Track Feller Buncher	Knuckle Boom Loader	Skidder

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Blount / Caterpillar Alliance

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[GRAPHIC]				Dealers
Shared
(7 Models)	Product	[LOGO]		24 Models
Portfolio

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[GRAPHIC]				Dealers

(17 Models) +7			[LOGO]	31 Models

•                  Strengthens position in forestry equipment market

•                  Expands distribution channels and product portfolio

•                  Shares cost of R&D and Capex

•                  Increase international sales

•                  ~ $45 million in sales generated in 2004 through these agreements

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Significant expansion opportunity into new markets

•                  While the United States currently remains the largest market for Timber Harvesting Equipment, emerging markets present the greatest growth opportunity

•                  Shift from manual to mechanized harvesting

•                  Agreement with Caterpillar gives the Company access to Caterpillar’s international distribution channels

•                  14 international distributors signed up to date, additional international distributors expected to be secured by year end

Existing and New Target Markets

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New target markets -

•                  Russia

•                  Latin America

•                  South Africa

•                  Australia

•                  New Zealand

•                  Euro region (France, Germany, UK)

•                  Indonesia

•                  Malaysia

Projected growth by Region (‘00 - ’10)

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Source: FAO 2000, ABIMCI (Brazil), Instiuted Forestal (Chile), Dana Ltd. (Australia and NZ).

As a result of this alliance, IPEG international sales are expected to increase from 7% of total sales in 2003 to approximately 25% by the end of 2006

Financial Overview

Financial Strategy

•                  Continue to focus on delevering balance sheet

•                  Utilize free cash flow to reduce debt, reduced $74 million in LTM

•                  Potential non-core asset sales

•                  Steady revenue and EBITDA growth

•                  Continue to reduce costs and improve operating efficiencies

•                  Start-up manufacturing facility in China

•                  Leverage SAP ERP within Outdoor Products Group

•                  Continued emphasis on TQM and lean manufacturing principles

•                  Invest in capital expenditures for capacity and productivity

Solid revenue growth over time

•                  Core OPG segment (60% of LTM sales) has grown at 8.1% CAGR since 2000

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Note: Pro forma for the sale of the Sporting Equipment Group in December 2001.

Strong EBITDA performance

•                  Strong cash flow generator throughout the economic cycle

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Note: Pro forma for the sale of the Sporting Equipment Group in December 2001. Excludes restructuring and other one-time expenses.

Historical Debt and Leverage

Total Debt and Leverage

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• Year End 2005 Target Leverage 3.0 times EBITDA

Summary

•                  Blount is a global leader within the forestry equipment business

•                  Worldwide share leader in saw chain and guide bars

•                  Leading producer of purpose built timber harvesting equipment

•                  Focused on consistent growth and cash flow generation

•                  Recurring revenues from replacement sales

•                  International expansion of IPEG

•                  2004 refinancing enables continued deleveraging

•                  Low cost producer – China/Brazil expansion, lean mfg.

•                  Opportunity for incremental growth

•                  ICS initiative/new products

•                  Bolt on Acquisitions

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